EXHIBIT 10.15

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of June 10, 1997, is by and among FLEET CAPITAL CORPORATION ("LENDER"), a Rhode Island corporation and TECHNICAL PRODUCTS GROUP, INC. ("TECHNICAL PRODUCTS"), a Delaware corporation, MARION PROPERTIES, INC. ("MARION"), a Delaware corporation, DELAND PROPERTIES, INC. ("DELAND"), a Delaware corporation, and LINCOLN PROPERTIES, INC. ("LINCOLN"), a Delaware corporation (Technical Products, Marion, DeLand and Lincoln being referred to individually, collectively, and joint and severally, as "BORROWER").

                                    RECITALS

         A. Lender and Borrower have entered into that certain Loan and Security Agreement dated December 27, 1996 (the "AGREEMENT").

         B. Lender and Borrower desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

         SECTION 2.01. AMENDMENT TO SECTION 8.3.3. Effective as of the effective date hereof, SECTION 8.3.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "8.3.3. ADJUSTED TANGIBLE NET WORTH. TPG shall maintain, as of the last day of each fiscal quarter indicated below, Consolidated Adjusted Tangible Net Worth of not less than the amount shown below as of the date shown below:


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                      DATE                                          AMOUNT
                      ----                                          ------
       (i)  March 31, 1997                                    (i)  $8,500,000
       (ii) June 30, 1997                                     (ii) $6,300,000
       (iii)September 30, 1997                                (iii)$6,800,000
       (iv) December 31, 1997, March 31,                      (iv) $9,200,000
            1998, June 30, 1998 and
            September 30, 1998
       (v)  December 31, 1998, March 31,                      (v)  $11,800,000
            1999, June 30, 1999 and
            September 30, 1999
       (vi) December 31, 1999                                 (vi) $15,800,000"

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         SECTION 3.01. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                           (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender.

                                    (1) Officer's Certificate. An officer's
                  certificate (hereinafter referred to as the "OFFICER'S CERTIFICATE") certified by the Executive Vice President of each Borrower certifying that such Borrower has complied with, and presently is in compliance with, all covenants, agreements and conditions set forth in the Agreement, as amended by this Amendment. The Officer's Certificate shall conform to the Officer's Certificate which is attached hereto as EXHIBIT A and incorporated herein by reference for all purposes;

                                    (2) Company General Certificate. A company
                  general certificate (hereinafter referred to as the "COMPANY GENERAL CERTIFICATE") certified by the Secretary of each Borrower, certifying (i) that such Borrower's Board of Directors has met and adopted, approved, consented to and ratified the resolutions attached thereto which authorize the execution, delivery and performance by such Borrower of this Amendment and all other loan documents to which such Borrower is or is to be a party hereunder (hereinafter referred to as the "LOAN DOCUMENTS"), (ii) the names of the officers of such Borrower authorized to sign this Amendment and each of the Loan Documents to which such Borrower is to be a party hereunder (including the certificates contemplated herein),
                  (iii) the specimen signatures of such officers, and (iv) that such Borrower has not amended such Borrower's Bylaws since the date of the Agreement. Each Company General Certificate shall conform to the form of

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                  Company General Certificate which is attached hereto as
                  EXHIBIT B and incorporated herein by reference for all purposes.

                           (3) Additional Information. Such additional
                  documents, instruments and information as Lender or its legal counsel may request;

                           (b) The representations and warranties contained herein and in all Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof.

                           (c) No Event of Default shall have occurred and be continuing and no event or conditions shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default unless such Event of Default has been or is herein specifically waived in writing by Lender; and

                           (d) All corporate proceedings taken in connection with the transaction contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                 LIMITED WAIVER

         SECTION 4.01. LIMITED WAIVER OF CERTAIN FINANCIAL COVENANT DEFAULTS. Upon satisfaction of the conditions specified in ARTICLE III hereof, Lender shall, subject to the terms and conditions set forth below, waives the following Event of Default:

                  (a) The breach by Borrower of its covenant under SECTION 8.3.3 of the Agreement to maintain Adjusted Tangible Net Worth as of March 31, 1997 of not less than $8,500,000.00.

Except as otherwise specifically provided for in this ARTICLE IV, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

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                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         SECTION 5.01. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and equitable principles of general applicability.

         SECTION 5.02. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; (iii) no Event or Default under the Agreement has occurred and is continuing and no event or condition has occurred and is continuing that with the giving of notice or lapse of time or both would be an Event of Default unless such Event of Default has been or is herein specifically waived in writing by Lender; (iv) Borrower is in full compliance in all material respects with all covenants and agreements contained in the Agreement, as amended hereby, except to the extent such compliance has been or is herein specifically waived in writing by Lender; and (v) Borrower has not amended its Bylaws since the date of the Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         SECTION 6.02. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         SECTION 6.03. EXPENSES OF LENDER. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any

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and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

         SECTION 6.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         SECTION 6.06. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         SECTION 6.07. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

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         SECTION 6.08 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         SECTION 6.09. EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         SECTION 6.10. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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         IN WITNESS WHEREOF, this Amendment has been duly executed in Dallas,
Texas, on the day and year specified at the beginning of this Amendment.

                                       BORROWER:

                                       TECHNICAL PRODUCTS GROUP, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       MARION PROPERTIES, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       DELAND PROPERTIES, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       LINCOLN PROPERTIES, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President


                                       ACCEPTED IN DALLAS, DALLAS COUNTY, TEXAS:

                                       LENDER:

                                       FLEET CAPITAL CORPORATION


                                       By:/s/HANCE VANBEBER
                                             Hance VanBeber
                                             Vice President

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